                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                      ----------------------------------

                                    FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event report)                1-Oct-96


                 The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
                  ------------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
        ---------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


        New Jersey                                              22-2293022
        ----------                                              ----------
        Arizona                     33-89200                    86-0255348
        -------                     --------                    ----------
        State or other          (Commission                    (IRS Employer
        jurisdiction of          File Number)                   ID Number)
        incorporation)


        2840  Morris  Avenue,  Union,  New  Jersey    07083
        ------------------------------------------------------
        (Address of principal executive officer)


        Regristrant's Telephone Number,
        including area code:                            908-686-2000
                                                        --------------------

                                       n/a
        ------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5  Other Events
        ------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders, Class A - 6 Noteholders with respect to the following Distribution Dates:

        A-5......................................................      04-Oct-96
                                                                       11-Oct-96
                                                                       18-Oct-96
                                                                       25-Oct-96

        A-6......................................................      01-Oct-96


Item 7   Financial Statements and Exhibits
         ---------------------------------

           The quarterly financial statement for AMBAC Inc. is incorporated by reference to the Form 10-Q filed by AMBAC Inc. with the Securities and Exchange Commission on August 13, 1996.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                        CLASSNOTES TRUST 1995-I


                                        THE MONEY STORE INC., Representative
                                        TRANS-WORLD INSURANCE COMPANY, Seller




                                        By: /s/ Harry Puglisi
                                        ------------------------
                                            Name:  Harry Puglisi
                                            Title: Treasurer
                                                   of The Money Store Inc. and
                                        Trans-World Insurance Company
                                                   d/b/a Educaid


                 Dated:             10/29/96

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

--------------------------------------------------------------------------------

                           CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
                              Servicing Agreement

      CLASS A-5                  Determination Date                09/30/96
      Cusip # 182743ABO          Distribution Date                 10/04/96
                                 Record Date                       10/02/96
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

             CLASS A-5 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

             CLASS A-5 NOTES                                           99,458.33
             Per $50,000 original principal amount of the Notes        53.472222


(iii) (A)  Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

             CLASS A-5 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000

      (B)  Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

             CLASS A-5 NOTES                                                0.00
             Per $50,000 original principal amount of the Notes         0.000000


(iv)  Pool Balance at end of preceding Collection Period          534,208,986.43


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

             CLASS A-5 NOTES                                       93,000,000.00


(vi)  Applicable Interest Rate:
            (a)   In general:
                  1.  Auction Rate for the prior Interest Period:

                              CLASS A-5 NOTES
                                 PERIOD 1                              5.350000%
                                 PERIOD 2                              5.400000%
                                 PERIOD 3                              5.230000%
                              CURRENT RATE     (Based on Auction)      5.500000%

                  2.  NET LOAN RATE
                              PERIOD 1                                 6.750000%
                              PERIOD 2                                 6.812000%
                              PERIOD 3                                 6.702500%

            (b)   Amount of Interest that would have been paid
                  on such Note Distribution Date if Interest was
                  calculated instead based on the Net Loan Rate       121,203.54

(vii)  (a) Service Fee for related Collection Period (Pro Rata)        34,218.52
             Per $50,000 original principal amount of the Notes        18.397054

       (b) Service Fee Carryover for related Collection Period
             1.  Distributed                                                0.00
                   Per $50,000 original principal amount of the
                     Notes                                              0.000000

             2.  Remaining Balance                                          0.00
                   Per $50,000 original principal amount of the
                     Notes                                              0.000000

(viii) Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                         1,162.50
                   Per $50,000 original principal amount of the Notes   0.625000

             2.  Auction Agent Fee  (Pro Rata)                         20,731.25
                   Per $50,000 original principal amount of the Notes  11.145833

             3.  Indenture Trustee Fee  (Pro Rata)                          0.00
                   Per $50,000 original principal amount of the Notes   0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                  691.29
                   Per $50,000 original principal amount of the Notes   0.371659

             5.  Surety Provider Fee  (Pro Rata)                        6,587.50
                   Per $50,000 original principal amount of the Notes   3.541667

(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                           0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                            0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                 0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                           0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                               0.00

       (c) Amount in the Reserve Account                            2,108,484.13


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                           0.00

(xiv)  (a) Portion (if any) of the distribution attributable to
           amounts on deposit in the Pre-Funding Account                    0.00

       (b) Amount in the Pre-Funding Account                          183,345.18

(xv) Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding collection
       period                                                               0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                        0.00
                 (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to        4,794,295.69
             60 days Delinquent

        (b)  Number of Financed Student Loans that are 61 to        1,865,523.15
             90 days Delinquent

        (c)  Number of Financed Student Loans that are 91 to        4,117,960.34
             180 days Delinquent

        (d)  Number of Financed Student Loans that are more than    2,081,736.57
             181 days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                         588,181.31

(xix)  Parity Percentage                    Numerator    569,004,428.10
                                                         --------------
       as of      08/31/96                Denominator    562,333,625.48  101.19%

(xx)   Excess of amounts deposited into the Collection
       Account with respect to the sale by the Trust of
       Serial Loans over the aggregate Purchase amount
       of such loans (such excess to be distributed to
       Student Holdings)                                               33,632.42

(xxi)  Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                               0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
    -----------------------

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

===================================================================================================
                                   CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-5                    Determination Date                   10/07/96
Cusip # 182743ABO                  Distribution Date                    10/11/96
                                   Record Date                          10/09/96
===================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-5 NOTES                                                                  0.00
              Per $50,000 original principal amount of the Notes                           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-5 NOTES                                                             96,745.83
              Per $50,000 original principal amount of the Notes                          52.013889


(iii) (A) Amount of Noteholders' Auction Rate
          Interest Carryover being paid or distributed in respect of the Notes

              CLASS A-5 NOTES                                                                  0.00
              Per $50,000 original principal amount of the Notes                           0.000000

      (B) Remaining Amount of Noteholders' Auction
          Rate Interest Carryover to be paid or distributed in respect of the Notes

              CLASS A-5 NOTES                                                                  0.00
              Per $50,000 original principal amount of the Notes                           0.000000


(iv)  Pool Balance at end of preceding Collection Period                             534,208,986.43


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

              CLASS A-5 NOTES                                                         93,000,000.00


(vi)  Applicable Interest Rate:
              (a)  In general:
                   1.  Auction Rate for the prior Interest Period:

                                 CLASS A-5 NOTES
                                     PERIOD 1                                             5.400000%
                                     PERIOD 2                                             5.230000%
                                     PERIOD 3                                             5.500000%
                                   CURRENT RATE     (Based on Auction)                    5.350000%

                        2.  NET LOAN RATE
                                      PERIOD 1                                            6.750000%
                                      PERIOD 2                                            6.812000%
                                      PERIOD 3                                            6.702500%

                   (b)  Amount of Interest that would have been paid
                        on such Note Distribution Date if Interest was
                        calculated instead based on the Net Loan Rate                    122,279.50

(vii)  (a) Service Fee for related Collection Period  (Pro Rata)                          34,218.52
                  Per $50,000 original principal amount of the Notes                      18.397054

       (b) Service Fee Carryover for related Collection Period
           1.  Distributed                                                                     0.00
                  Per $50,000 original principal amount of the Notes                       0.000000

           2.  Remaining Balance                                                               0.00
                  Per $50,000 original principal amount of the Notes                       0.000000


(viii) Amount of Fees for related Collection Period:

           1.  Administration Fee  (Pro Rata)                                              1,162.50
                  Per $50,000 original principal amount of the Notes                       0.625000

           2.  Auction Agent Fee  (Pro Rata)                                              20,731.25
                  Per $50,000 original principal amount of the Notes                      11.145833

           3.  Indenture Trustee Fee  (Pro Rata)                                               0.00
                  Per $50,000 original principal amount of the Notes                       0.000000

           4.  Eligible Lender Trustee Fee  (Pro Rata)                                       691.29
                  Per $50,000 original principal amount of the Notes                       0.371659

           5.  Surety Provider Fee  (Pro Rata)                                             6,587.50
                  Per $50,000 original principal amount of the Notes                       3.541667


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                              0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                                               0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                                    0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                                              0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                                                  0.00

       (c) Amount in the Reserve Account                                               2,108,484.13


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                                              0.00

(xiv)   (a) Portion (if any) of the distribution attributable to amounts on
            deposit in the Pre-Funding Account                                                 0.00

        (b) Amount in the Pre-Funding Account                                            183,345.18

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                      0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                              0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                       0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days                    4,794,295.69
            Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days                    1,865,523.15
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days                   4,117,960.34
            Delinquent

        (d) Number of Financed Student Loans that are more than 181                    2,081,736.57
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                             588,181.31

(xix)   Parity Percentage                Numerator    569,004,428.10
        as of       08/31/96                          --------------
                                       Denominator    562,333,625.48                        101.19%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                                                 33,632.42

(xxi)  Amount of Additional Principal Payments, if any, made on
       such Distribution Date                                                                  0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

==========================================================================================
                           CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-5              Determination Date                   10/14/96
Cusip # 182743ABO            Distribution Date                    10/18/96
                             Record Date                          10/16/96
==========================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                         CLASS A-5 NOTES                                              0.00
                         Per $50,000 original principal amount of the Notes       0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                         CLASS A-5 NOTES                                         96,203.33
                         Per $50,000 original principal amount of the Notes      51.722222


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                         CLASS A-5 NOTES                                              0.00
                         Per $50,000 original principal amount of the Notes       0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                         CLASS A-5 NOTES                                              0.00
                         Per $50,000 original principal amount of the Notes       0.000000


(iv)       Pool Balance at end of preceding Collection Period               534,208,986.43


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-5 NOTES                                     93,000,000.00


(vi)       Applicable Interest Rate:
                        (a)  In general:
                             1.  Auction Rate for the prior Interest Period:

                                       CLASS A-5 NOTES
                                         PERIOD 1                                5.230000%
                                         PERIOD 2                                5.500000%
                                         PERIOD 3                                5.350000%
                                       CURRENT RATE     (Based on Auction)       5.320000%

::

                             2.  NET LOAN RATE
                                       PERIOD 1                                  6.750000%
                                       PERIOD 2                                  6.812000%
                                       PERIOD 3                                  6.702500%

                        (b)  Amount of Interest that would have been paid
                             on such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate      122,279.50

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)           34,218.52
                         Per $50,000 original principal amount of the Notes      18.397054

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                      0.00
                          Per $50,000 original principal amount of the Notes      0.000000

                 2.  Remaining Balance                                                0.00
                          Per $50,000 original principal amount of the Notes      0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                               1,162.50
                          Per $50,000 original principal amount of the Notes      0.625000

                 2.  Auction Agent Fee  (Pro Rata)                               20,731.25
                          Per $50,000 original principal amount of the Notes     11.145833

                 3.  Indenture Trustee Fee  (Pro Rata)                                0.00
                          Per $50,000 original principal amount of the Notes      0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                        691.29
                          Per $50,000 original principal amount of the Notes      0.371659

                 5.  Surety Provider Fee  (Pro Rata)                              6,587.50
                          Per $50,000 original principal amount of the Notes      3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                 0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                  0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                       0.00

(xii)      (a)  Amount of the distribution attributable to amounts
                in the Reserve Account                                                0.00

           (b)  Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                                    0.00

           (c)  Amount in the Reserve Account                                 2,108,484.13


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                 0.00

(xiv)      (a)  Portion (if any) of the distribution attributable to amounts
                on deposit in the Pre-Funding Account                                 0.00

           (b)  Amount in the Pre-Funding Account                               183,345.18

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                          (a) CLASS A-1 NOTES                                         0.00
                          (b) CLASS A-1 NOTES (Only if Class___ Notes
                              have been paid in full)                                 0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                           0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days       4,794,295.69
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days       1,865,523.15
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days      4,117,960.34
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181       2,081,736.57
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                588,181.31

(xix)      Parity Percentage             Numerator   569,004,428.10
           as of 08/31/96                            --------------
                                       Denominator   562,333,625.48                101.19%

(xx)       Excess of amounts deposited into the Collection
           Account with respect to the sale by the Trust of
           Serial Loans over the aggregate Purchase amount
           of such loans (such excess to be distributed to
           Student Holdings)                                                     33,632.42

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
---------------------


(xiv)   (a)  Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                       0.00

        (b)  Amount in the Pre-Funding Account                                  184,152.59

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for
        Additional Financed Student Loans during the preceding collection
        period                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                  (a) CLASS A-1 NOTES                                                 0.00
                  (b) CLASS A-1 NOTES (Only if Class___ Notes
                      have been paid in full)                                         0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                              0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days          6,599,317.77
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days          3,051,131.74
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days         3,444,452.43
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181          1,910,812.50
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                 1,613,050.10

(xix)    Parity Percentage                       Numerator    566,246,078.13

         as of       09/30/96                  Denominator    558,837,848.00        101.33%

(xx)     Excess of amounts deposited into the Collection
         Account with respect to the sale by the Trust of
         Serial Loans over the aggregate Purchase amount
         of such loans (such excess to be distributed to
         Student Holdings)                                                       55,385.49

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                       0.00


The Money Store, Inc.


By: /s/ Harry Puglisi
-----------------------
        Harry Puglisi
            Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

======================================================================================================
                                              CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-6                         Determination Date                               09/25/96
Cusip #  182743AC8                           Distribution Date                                10/01/96
                                             Record Date                                      09/24/96

(i) Amount of Principal being paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                           406,890.00
                   Per $50,000 original principal amount of the Notes                        205.500000


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                   CLASS A-6 NOTES                                                                 0.00
                   Per $50,000 original principal amount of the Notes                          0.000000

(iv)       Pool Balance at end of preceding Collection Period                            534,208,986.43

(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                      CLASS A-6 NOTES                                                     99,000,000.00


(vi)       Applicable Interest Rate:
                   (a)   In general:
                           1.  Auction Rate for the prior Interest Period:

                              CLASS A-6 NOTES
                                 PERIOD 1                                                      5.500000%



                                   PERIOD 2                            5.500000%
                                   PERIOD 3                            5.440000%
                                 CURRENT RATE   (Based on Auction)     5.480000%


                             2.  NET LOAN RATE
                                           PERIOD 1                                           6.750000%
                                           PERIOD 2                                           6.812000%
                                           PERIOD 3                                           6.702500%

                       (b)   Amount of Interest that would have been paid
                             on such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                   497,908.13

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                        36,426.17
                       Per $50,000 original principal amount of the Notes                     18.397056

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                   0.00
                       Per $50,000 original principal amount of the Notes                      0.000000

                 2.  Remaining Balance                                                             0.00
                       Per $50,000 original principal amount of the Notes                      0.000000

(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                            1,237.50
                       Per $50,000 original principal amount of the Notes                      0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                            22,068.75
                       Per $50,000 original principal amount of the Notes                     11.145833

                 3.  Indenture Trustee Fee  (Pro Rata)                                             0.00
                       Per $50,000 original principal amount of the Notes                      0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                     735.88
                       Per $50,000 original principal amount of the Notes                      0.371659

                 5.  Surety Provider Fee  (Pro Rata)                                           7,012.50
                       Per $50,000 original principal amount of the Notes                      3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                              0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                               0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                    0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                            0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                                0.00

            (c)      Amount in the Reserve Account                                         2,108,484.13


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                             0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                 0.00

         (b)     Amount in the Pre-Funding Account                                            183,345.18

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                                             0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                           0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                     4,794,295.69
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                     1,865,523.15
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                    4,117,960.34
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                     2,081,736.57
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                              588,181.31

(xix)     Parity Percentage                    Numerator  569,004,428.10
                                                          --------------
          as of  08/31/96                    Denominator  562,333,625.48                        101.19%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                   33,632.42

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                   0.00


The Money Store, Inc.

By: /s/ Harry Puglisi
    -----------------